PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement") is made and entered into as of February 5, 1998, by UNITED INTERNATIONAL HOLDINGS, INC., a Delaware corporation (the "Pledgor"), having its principal office at 4643 South Ulster Street,
Denver, Colorado 80237, in favor of MORGAN STANLEY & CO. INCORPORATED, as collateral agent (the "Collateral Agent"), having an office at 555 California Street, San Francisco, California 94104, for the trustee (the "Trustee") under the Indenture (as defined below). Capitalized terms issued and not defined herein shall have the meanings given to such terms in the Indenture.

                              W I T N E S S E T H:


     WHEREAS, the Pledgor is the legal and beneficial owner of (i) all of the issued and outstanding shares of capital stock set forth on Schedule I hereto (the "Pledged Shares") of Joint Venture, Inc., a Delaware corporation and a direct wholly owned subsidiary of Pledgor (the "Issuer"), and (ii) each intercompany promissory note issued by the Issuer in favor of the Pledgor (the "Pledged Notes"), all of which Pledged Notes shall be in the form of Exhibit A hereto; and

     WHEREAS, the Pledgor and Firstar Bank of Minnesota N.A., as trustee, have entered into that certain indenture dated as of January 5, 1998 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Pledgor issued $1,375 million in aggregate principal amount at maturity of 10-3/4% Senior Secured Discount Notes due 2008 (together with any notes or debentures issued in replacement thereof or in exchange or substitution therefor, the "Original Notes"); and

     WHEREAS, pursuant to the terms of the Indenture, the Pledgor is permitted to issue additional notes ranking PARI PASSU with the Original Notes, (the "Additional Notes" and, together with the Original Notes, the "Notes"); and

     WHEREAS, the terms of the Indenture requires that the Pledgor (i) pledge to the Collateral Agent for the benefit of the Trustee, and grant to the Collateral Agent for the benefit of the Trustee a security interest in, the Pledged Collateral (as defined herein) and (ii) execute and deliver a pledge agreement in order to secure the payment and performance by the Pledgor of all of the
Obligations   of  the   Pledgor   under  the   Indenture   and  the  Notes  (the
"Obligations").

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises, and in order to induce those who propose to become the Holders of the Original Notes and Additional Notes to purchase such Original Notes and such Additional Notes, respectively, the Pledgor and the Collateral Agent hereby enter into this Agreement, and the Pledgor hereby agrees with the Collateral Agent for its benefit and the benefit of such Trustee as follows:

     SECTION 1. PLEDGE. Pledgor hereby pledges to the Collateral Agent for its benefit and for the benefit of the Trustee, and grants to the Collateral Agent for the benefit of the Trustee, a continuing first priority security interest in all of its right, title and interest in the following (the "Pledged Collateral"):

     (a) the Pledged Shares and the certificates representing the Pledged Shares, and all products and proceeds of any of the Pledged Shares, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or any of the foregoing; and

     (b) all additional shares of, and all securities convertible into and all war rants, options or other rights to purchase, Capital Stock of, or other Equity interests in, the Issuer from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares and Equity Interests (any such additional shares and Equity Interests and other items shall constitute part of the Pledged Shares under and as defined in this Agreement), and all products and proceeds of any of the foregoing, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions, and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

     (c) the Pledged Notes and the instruments representing the Pledged Notes, and all products and proceeds of the Pledged Notes, including, without limitation, all interest, principal and premium payments, and all instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Pledged Notes or any of the foregoing; and

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

     (d) all additional promissory notes of the Issuer from time to time held by the Pledgor in any manner (any such additional promissory notes shall constitute part of the Pledged Notes under and as defined in this Agreement) and all products and proceeds of any of such additional Pledged Notes, including, without limitation, all interest and principal payments, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Notes or any of the foregoing.

     SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures the prompt and complete payment and performance when due (whether at stated maturity, by acceleration, by repurchase or otherwise) of all Obligations of the Pledgor under the Indenture and the Notes (including, without limitation, the Accreted Value of and premium, if any, on the Notes and any other Obligations accruing after the date of any filing by the Pledgor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Pledgor).

     SECTION 3. DELIVERY OF PLEDGED COLLATERAL. Pledgor hereby agrees that all certificates or instruments representing or evidencing the Pledged Collateral shall be immediately delivered to and held at all times by the Collateral Agent pursuant hereto at the Collateral Agent's office in the State of New York and shall be in suitable form for transfer by delivery, or issued in the name of Pledgor and accompanied by instruments of transfer or assignment duly executed in blank and undated, and in either case having attached thereto all requisite Federal or state stock transfer tax stamps, all in form and substance satisfactory to the Collateral Agent. All securities, whether certificated, uncertificated or book entry, if any, representing or evidencing the Pledged Collateral shall be registered in the name of the Collateral Agent or any of its nominees by book entry or in any other appropriate manner that is acceptable to the Collateral Agent, so as to properly identify the interest of the Collateral Agent therein. In addition, the Collateral Agent shall have the right, at any time following the occurrence of an Event of Default (as defined in any of the Notes or in any of the Indentures with respect to the Notes), in its discretion to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral. The Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing all or any portion of the Pledged Collateral for certificates or instruments of smaller or larger denominations in the same aggregate amount.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. The Pledgor hereby makes all representations and warranties applicable to the Pledgor contained in the

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

Indenture. The Pledgor further represents and warrants, to the Collateral Agent and for the benefit of the Holders, that:

     (a) The execution, delivery and performance by the Pledgor of this Agreement are within the Pledgor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Pledgor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor, or result in the creation or imposition of any Lien on any assets of the Pledgor, other than the Lien contemplated hereby.

     (b) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. Each Pledged Note has been duly authorized and executed by the Issuer and constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms.

     (c) The Pledged Shares constitute all of the authorized, issued and outstanding Equity Interests of the Issuer and constitute all of the Equity Interests of the Issuer beneficially owned by the Pledgor and there are no other instruments, certificates, securities or other writings or chattel paper, evidencing or representing any equity interest in the Issuer.

     (d) All intercompany indebtedness of the Issuer to the Pledgor is evidenced by promissory notes in the form of Exhibit A hereto; the Pledged Notes constitute all of the promissory notes of the Issuer in favor of the Pledgor.

     (e) The Pledgor is the legal, record and beneficial owner of the Pledged Collateral, free and clear of any Lien or claims of any Person except for the security interest created by this Agreement.

     (f) The Pledgor has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Pledged Collateral as provided by this Agreement.

     (g) This Agreement has been duly executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

     (h) Upon the delivery to the Collateral Agent of the Pledged Collateral and (as to certain proceeds therefrom) the filing of Uniform Commercial Code (the

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

"UCC") financing statements, the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations for the benefit of the Collateral Agent and the Holders, and enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any of the Pledged Collateral from the Pledgor.

     (i) No consent of any other Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securi ties).

     (j) No litigation, investigation or proceeding of or before any arbitrator governmental authority is pending or, to the best knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

     (k) The pledge of the Pledged Collateral pursuant to this Agreement is not prohibited by any applicable law or governmental regulation, release, interpretation or opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

     (l) All information set forth herein relating to the Pledged Collateral is accurate and complete in all material respects.

     SECTION 5. FURTHER ASSURANCE. Pledgor will at all times cause the security interests granted pursuant to this Agreement to constitute valid perfected first priority security interests in the Pledged Collateral, enforceable as such against all creditors of Pledgor and (except as otherwise specifically provided herein) any Persons purporting to purchase any Pledged Collateral from Pledgor. The Pledgor will, promptly upon request by the Collateral Agent, execute and deliver or cause to be executed and delivered, or use its best efforts to procure, all stock powers, proxies, tax stamps, assignments, instruments and other documents, all in form and substance satisfactory to the Collateral Agent, deliver any instruments to the Collateral Agent and take any other actions that are necessary or, in the reasonable opinion of the Collateral Agent, desirable

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

to perfect, continue the perfection of, or protect the first priority of the Collateral Agent's security interest in, the Pledged Collateral, to protect the Pledged Collateral against the rights, claims, or interests of third persons, to enable the Collateral Agent to exercise or enforce its rights and remedies hereunder, or otherwise to effect the purposes of this Agreement. The Pledgor also hereby authorizes the Collateral Agent to file any financing or continuation statements with respect to the Pledged Collateral without the signature of the Pledgor to the extent permitted by applicable law. The Pledgor will pay all costs incurred in connection with any of the foregoing.

     SECTION 6. VOTING RIGHTS DIVIDENDS, ETC.

     (a) So long as no Event of Default shall have occurred and be continuing under the Indenture, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture; PROVIDED, HOWEVER, that the Pledgor shall not exercise or shall refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof or be inconsistent with or violate any provisions of this Agreement or the Indenture.

     (b) So long as no Event of Default shall have occurred and be continuing under the Indenture, the Pledgor shall be entitled to receive, and to utilize (subject to the provisions of the Indenture) free and clear of the Lien of this Agreement, all cash payments of principal and interest paid from time to time with respect to any Pledged Notes; PROVIDED, HOWEVER, that the Pledgor will be entitled to receive interest and other payments from the Issuer sufficient to permit the Pledgor to satisfy its and JVI's ordinary course operating expenses whether or not an Event of Default shall have occurred.

     (c) So long as no Event of Default shall have occurred and be continuing under the Indenture, and subject to the other terms and conditions of the Indenture, the Pledgor shall be entitled to receive, and to utilize (subject to the provisions of the Indenture) free and clear of the Lien of this Agreement, all regular and ordinary cash dividends paid from time to time in respect of the Pledged Shares; PROVIDED, HOW EVER, that the Pledgor will be entitled to receive dividends from the Issuer sufficient to permit the Pledgor to satisfy its and JVI's ordinary course operating expenses whether or not an Event of Default shall have occurred.

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

     (d) Any and all (i) dividends, other distributions, interest and principal payments paid or payable in the form of instruments and/or other property (other than cash payments permitted under Section 6(b) hereof and cash dividends permitted under Section 6(c) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall in each case be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent and the Holders, be segregated from the other property and funds of the Pledgor and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

     (e) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to Sections 6(a) through 6(c) above.

     (f) Upon the occurrence and during the continuance of an Event of Default under the Indenture, (i) all rights of the Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(a) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which, to the extent permitted by law, shall thereupon have the sole right to exercise such voting and other consensual rights, and
(ii) all cash interest payments and dividends and other distributions payable in respect of the Pledged Collateral shall be paid to the Collateral Agent and the Pledgor's right to receive such cash payments pursuant to Sections 6(b) and 6(c) hereof shall immediately cease, except as otherwise permitted pursuant to the provisions of Sections 6(b) and 6(c) hereof.

     (g) Upon the occurrence and during the continuance of an Event of Default under the Indenture, the Pledgor shall execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend and interest payment orders and other instruments as the Collateral Agent may reasonably request for the purpose of enabling the Collateral Agent to exercise the voting and other rights that it is entitled to exercise pursuant to Section 6(f) above.

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

     (h) All payments of interest, principal or premium and all dividends and other distributions that are received by the P1edgor contrary to the provisions of this Section 6 shall be received in trust for the benefit of the Collateral Agent and the Holders, shall be segregated from the other property or funds of the Pledgor and shall be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

     SECTION 7. [Intentionally Omitted]

     SECTION 8. [Intentionally Omitted]

     SECTION 9. COVENANTS. The Pledgor hereby covenants and agrees with the Collateral Agent and the Holders that it will comply with all of the obligations, requirements and restrictions applicable to the Pledgor contained in the Indenture. The Pledgor further covenants and agrees, from and after the date of this Agreement and until the Obligations have been paid in full, as follows:

     (a) The Pledgor agrees that it will not (i) sell, assign, transfer, convey or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral without the prior written consent of the Collateral Agent, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest granted under this Agreement, and at all times will be the sole beneficial owner of the Pledged Collateral, (iii) enter into any agreement or understanding that purports to or that may restrict or inhibit the Collateral Agent's rights or remedies hereunder, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Pledged Collateral, (iv) take any action, or permit the holding of any action by the Issuer, with respect to the Pledged Collateral the taking of which would result in a material impairment of the economic value of the Pledged Collateral as Collateral or a violation of the Indenture or this Agreement, including, without limitation, the issuance by the Issuer of any additional Equity Interests or promissory notes or the issuance by the Issuer of any Indebtedness, in each case to Persons other than the Pledgor (v) without the prior written consent of the Collateral Agent, enter into any agreement amending, modifying or supplementing the interest, principal or maturity terms of the Pledged Notes in a manner adverse to the interests of the Collateral Agent and the Holders, (vi) fail to give prompt notice to the Collateral Agent of any notice of default given by or to the Pledgor under or with respect to the Pledged Notes together with a complete copy of such notice, (vii) permit the Issuer to merge or consolidate with or into another person or entity or sell or transfer all or substantially all of its assets to another person or entity, except as permitted by the Indenture as in effect on the Issue Date, or (viii)

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fail to pay or  discharge  any tax,  assessment  or levy of any nature not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment with regard to the Pledged Collateral.

     (b) The Pledgor agrees that immediately upon becoming the beneficial owner of any additional shares of Capital Stock, notes, other securities or Equity Interests of the Issuer (including as a result of the merger or consolidation of the Issuer with or into another entity) it will pledge and deliver to the Collateral Agent for its benefit and the ratable benefit of the Holders and grant to the Collateral Agent for its benefit and the ratable benefit of the Holders, a continuing first priority security interest in such shares, notes, other securities or Equity Interests (as well as instruments of transfer or assignment duly executed in blank and undated and any necessary stock transfer tax stamps, all in form and substance satisfactory to the Collateral Agent). The Pledgor further agrees that it will promptly (i) cause the Issuer upon becoming indebted to the Pledgor to execute a promissory note in the form of Exhibit A hereto evidencing such debt in order that such promissory note may be promptly pledged as a Pledged Note pursuant hereto and (ii) deliver to the Collateral Agent a certificate executed by a principal executive officer of the Pledgor describing such additional notes and certifying that the same have been duly pledged and delivered to the Collateral Agent hereunder.

     SECTION 10. POWER OF ATTORNEY. In addition to all of the powers granted to the Collateral Agent pursuant to Section 10.06 of the Indenture, the Pledgor hereby appoints and constitutes the Collateral Agent as the Pledgor's attorney-in-fact to exercise all of the following powers upon and at any time after the occurrence of an Event of Default: (i) collection of proceeds of any Pledged Collateral; (ii) convey ance of any item of Pledged Collateral to any purchaser thereof; (iii) giving of any notices or recording of any Liens under
Section 5 hereof; (iv) making of any pay ments or taking any acts under Section 11 hereof and (v) paying or discharging taxes or Liens levied or placed upon or threatened against the Pledged Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and such payments made by the Collateral Agent to become the obligations of the Pledgor to the Collateral Agent, due and payable immediately without demand. The Collateral Agent's authority hereunder shall include, without limitation, the authority to endorse and negotiate, for the Collateral Agent's own account, any checks or instruments in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document, transfer title to any item of Pledged Collateral, sign the Pledgor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Pledged Collateral and to file the same, prepare, file and sign the Pledgor's name on

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any notice of Lien, and prepare,  file and sign the Pledgor's name on a proof of claim in bankruptcy or similar document against any creditor of the Pledgor, and to take any other actions arising from or incident to the powers granted to the Collateral Agent in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

     SECTION 11. COLLATERAL AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 16 hereof.

     SECTION 12. NO ASSUMPTION OF DUTIES: REASONABLE CARE. The rights and powers granted to the Collateral Agent hereunder are being given in order to preserve and protect the Collateral Agent's and the Holders' security interest in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Collateral Agent in connection therewith. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     SECTION 13. SUBSEQUENT CHANCES AFFECTING COLLATERAL. The Pledgor represents to the Collateral Agent and the Holders that the Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to sub scribe, payment of dividends, payments of interest and/or principal, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Collateral Agent and the Holders shall have no responsibility or liability for inform ing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Pledgor covenants that it will not, without the prior written consent of the Collateral Agent, vote to enable, or take any other action to permit, the Issuer to issue any capital stock or other securities or to sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interests granted under

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

this Agreement. The Pledgor will defend the right, title and interest of the Collateral Agent and the Holders in and to the Pledged Collateral against the claims and demands of all Persons.

     SECTION 14. REMEDIES UPON DEFAULT.

     (a) If any Event of Default shall have occurred and be continuing under the Indenture, the Collateral Agent and the Holders shall have, in addition to all other rights given by law or by this Agreement or the Indenture, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC as in effect in the State of New York at that time. The Collateral Agent may, without notice and at its option, transfer or register, and the Pledgor shall register or cause to be registered upon request therefor by the Collateral Agent, the Pledged collateral or any part thereof on the books of the issuer into the name of the Collateral Agent or the Collateral Agent's nominee(s), with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral that shall then be in or shall thereafter come into the possession or custody of the Collateral Agent, the collateral Agent may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Collateral Agent will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided below in Section 20.1, at least ten days before the time of the sale or disposition. Any other requirement of notice, demand or adver tisement for sale is, to the extent permitted by law, waived by the Pledgor. The Collateral Agent or any Holder may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by a pplicable law, at any private sale. All expenses (including court costs and reasonabl attorneys' fees and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.

     (b) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Shares pursuant to Section 14(a) above, and if in the opinion of counsel for the Collateral Agent it is necessary, or if in the opinion of the Collateral Agent it is advisable, to have the Pledged Shares or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), Pledgor will cause the Issuer to (i) execute and deliver, and cause its directors and officers to execute and deliver, all at the Issuer's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Shares under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of 180 days from the date of the first public offering of such Pledged Shares, or that portion thereof to be sold and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Pledgor agrees to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction that the Collateral Agent shall designate for the sale of the Pledged Shares and to make available to the Issuer's security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act. The Pledgor will cause such Issuer to furnish to the Collateral Agent such number of copies as the Collateral Agent may reasonably request of each preliminary and final prospectus, to notify the Collateral Agent promptly of the happening of any event as a result of which any then effective prospectus includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of then existing circumstances, and to cause the Collateral Agent to be furnished with such number of copies as the Collateral Agent may request of such supplement to or amendment of such prospectus. The Pledgor will cause the Issuer, to the extent permitted by law, to indemnify, defend and hold harmless the Collateral Agent and the Holders (and their respective agents and controlling persons) from and against all losses, liabilities, expenses or claims (including reasonable legal expenses and the reasonable costs of investigation) that the Collateral Agent or the Holders (and their respective agents and controlling persons) may incur under the Securities Act or otherwise, insofar as such losses, liabilities, expenses or claims arise out of or are based upon any alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto) or in any preliminary or final prospectus (or any amendment or supplement thereto), or arise out of or are based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such losses, liabilities, expenses or claims arise solely out of or are based upon any such alleged untrue statement made or such alleged omission to state a material fact included or excluded on the written direction of the Collateral Agent. Pledgor will cause the Issuer to bear all costs and expenses of carrying out its obligations hereunder.

     (c) In view of the fact that Federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, Pledgor agrees that upon the occurrence or existence of any Event of Default, the Collateral Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Collateral Agent may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors who might be interested in purchasing the Pledged Collateral. The Pledgor acknowledges and agrees that any such private sale may result in prices and terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer agrees to do so.

     (d) [Intentionally Omitted]

     (e) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 14 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 14 will cause irreparable injury to the Collateral Agent and the Holders, that the Collateral Agent and the Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 14 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Indenture.

     (f) If the Collateral Agent deems it appropriate, the Collateral Agent shall retain an investment bank to perform, or assist it in performing the obligations set forth in Sections 14(b) and 14(c) hereof, whose usual and customary fees and expenses shall be paid by the Pledgor in accordance with
Section 16 hereof.

     SECTION 15. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO THE ISSUER. The Pledgor, will and hereby, authorizes and instructs the Issuer to comply with any instruction received by the Issuer from the Collateral Agent that (i) states that an Event of Default has occurred and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

     SECTION 16. FEES AND EXPENSES. The Pledgor will upon demand pay to the Collateral Agent the amount of any and all reasonable fees and expenses (including, without limitation, the reasonable fees and disbursements of its counsel, of any investment banking firm, business broker or other selling agent and of any other experts and agents retained by the Collateral Agent) that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and the Holders hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

     SECTION 17. NOTE INTEREST ABSOLUTE. All rights of the Collateral Agent and the Holders and the security interests created hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforce ability of the Indenture or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

     (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations; or

     (d) any other circumstance that might otherwise constitute a defense avail able to, or a discharge of, the Pledgor in respect of the Obligations or of this Agreement.

     SECTION 18. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default under the Indenture, the proceeds of any sale of, or other realization upon (other than the realization described in Sections 6(b) and 6(c), in which case funds may be applied as permitted by such Sections), all or any part of the Pledged Collateral and any cash held shall be applied by the Collateral Agent in the following order of priorities:

          FIRST, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all reasonable expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed fees and expenses for which the Collateral Agent is to be reimbursed pursuant to
Section 16 hereof;

          SECOND, to the ratable payment (based on the Accreted Value of Notes deemed by the Indenture to be outstanding for purposes of waivers or consents at the time of distribution) of unpaid Accreted Value of, and premium, if any, on such outstanding Notes;

          THIRD, to the ratable payment (based on the principal amount of Notes deemed by the Indenture to be outstanding at the time of distribution) of all other Obligations, until all Obligations shall have been paid in full; and

          FINALLY, to payment to the Pledgor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     SECTION 19. UNCERTIFICATED SECURITIES. Notwithstanding anything to the contrary contained herein, if any Pledged Collateral (whether now owned or hereafter acquired) is in the form of an uncertificated security, the Pledgor shall promptly notify the Collateral Agent, and shall promptly take all actions required to perfect the security interest of the Collateral Agent under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code). The Pledgor further agrees to take such actions as the Collateral Agent deems necessary or desirable to effect the foregoing and to permit the Collateral Agent to exercise any of its rights and remedies hereunder, and agrees to provide an Opinion of Counsel satisfactory to the Pledgee with respect to any such pledge of uncertificated Pledged Collateral promptly upon request of the Collateral Agent.

     SECTION 20. MISCELLANEOUS PROVISIONS.

     Section 20.1 NOTICES. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner as set forth in Section 11.02 of the Indenture, and delivered to the addresses set forth in such Section, or, in the case of the Collateral Agent, to: Morgan Stanley & Company Inc., 555 California Street, San Francisco, California 94104, Attention: Michael Grunwald, Telephone No. (415) 982-2902.

     Section 20.2 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Pledgor to the Collateral Agent to take any action or omit to take any action under this Agreement, the Pledgor shall deliver to the Collateral Agent an Officer's Certificate and/or an Opinion of Counsel in accordance with the requirements of Section 11.04 of the Indenture.

     Section 20.3 ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Agreement may not be used to interpret another pledge, security or debt agreement of the Pledgor, the Issuer or any subsidiary thereof. No such pledge, security or debt agreement may be used to interpret this Agreement.

     Section 20.4 SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

     Section 20.5 NO RECOURSE AGAINST OTHERS. No director, officer, employee, stockholder or affiliate, as such, of the Pledgor or the Issuer shall have any liability for any obligations of the Pledgor under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting a Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

     Section 20.6 HEADINGS. The headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 20.7 COUNTERPART ORIGINALS. This Agreement may be signed in two or more counterparts. Each signed copy shall be an original, but all of them together represent one and the same agreement. Each counterpart may be executed and delivered by Telecopy, if such delivery is promptly followed by the original manually signed copy sent by overnight courier.

     Section 20.8 BENEFITS OF AGREEMENT. Nothing in this Agreement, express or implied, shall give to any Person, other that the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 20.9 AMENDMENTS, WAIVERS AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Pledgor from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of the Indenture, necessary for amendments or waivers of, or consents to any departure by the Pledgor from any provision of the Indenture, as applicable, and neither the Collateral Agent nor any Holder shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Collateral Agent or any Holder to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Holder of Notes of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such Holder of Notes would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     Section 20.10 INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in any of the Indentures shall have the meaning set forth in the applicable UCC, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Indenture and is not dealt with herein with more specificity, the Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

     Section 20.11 CONTINUANCE SECURITY INTEREST; TRANSFER OF NOTES. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full of all the Obligations and all the fees and expenses owing to the Collateral Agent,
(ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the holders and their respective successors and assigns.

     Section 20.12 REINSTATEMENT. This Agreement shall continue to be effective or be reinstated if at any time any amount received by the Collateral Agent or any Holder of Notes in respect of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Holder of Notes upon the insolvency, bankruptcy dissolution, liquidation or reorganization of the Pledgor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

     Section 20.13 SURVIVAL OF PROVISIONS. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Pledgor of the Obligations.

     Section 20.14 WAIVERS. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

     Section 20.15 AUTHORITY OF THE COLLATERAL AGENT.

     (a) The Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Pledgor agrees to indemnify and hold harmless the Collateral Agent, the Holders and any other Person from and against any and all costs, expenses (including the reasonable fees and disbursements of counsel (including, the allocated costs of inside counsel)), claims and liabilities incurred by the Collateral Agent, the Holders or such Person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Collateral Agent, the Holders or such Person.

     (b) The Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Holders, be governed by the Indenture and by such other Agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

     Section 20.16 RESIGNATION OR REMOVAL OF THE COLLATERAL AGENT. Until such time as the obligations shall have been paid in full, the Collateral Agent may at any time, by giving written notice to the Pledgor and Holders, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent and (ii) the acceptance of such appointment by such successor Collateral Agent. As promptly as practicable after the giving of any such notice, the Holders shall appoint a successor Collateral Agent, which successor Collateral Agent shall be reasonably acceptable to the Pledgor. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor shall have been appointed as provided in this Section 20.16. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Holders, as provided in this Section 20.16. Simultaneously with its replacement as Collateral Agent hereunder, the Collateral Agent so replaced shall deliver to its successor all documents, instruments, certificates and other items of whatever kind (including, without limitation, the certificates and instruments evidencing the Pledged Collateral and all instruments of transfer or assignment) held by it pursuant to the terms hereof. The Collateral Agent that has resigned shall be entitled to fees, costs and expenses to the extent incurred or arising. or relating to events occurring. before its resignation or removal.

     Section 20.17 [Intentionally Omitted]

     Section 20.18 RELEASE OF PLEDGED COLLATERAL; TERMINATION OF AGREEMENT.

     (a) Subject to the provisions of Section 20.12 hereof, this Agreement shall terminate upon the earlier of (i) full and final payment and performance of the Obligations (and upon receipt by the Collateral Agent of the Pledgor's written certification that all such Obligations have been satisfied) and payment in full of all fees and expenses owing by the Pledgor to the Collateral Agent or (ii) the day after the Legal Defeasance of all of the Obligations pursuant to Section
8.02 of the Indenture (other than those surviving Obligations specified therein). At such time, the Collateral Agent shall, at the request of the Pledgor, reassign and redeliver to the Pledgor all of the Pledged Collateral hereunder that has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Pledged Collateral, and shall be at the expense of the Pledgor.

     (b) The Pledgor agrees that it will not, except as permitted by the Indenture, sell or dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral.

     Section 20.19 FINAL EXPRESSION. This Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

     Section 20.20 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

     (i) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH , RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE PLEDGOR, THE COLLATERAL AGENT AND THE HOLDERS IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE

WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

     (ii) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH AND IN PARAGRAPH (vi) BELOW, THE PLEDGOR, THE COLLATERAL AGENT AND THE HOLDERS AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PLEDGOR, THE COLLATERAL AGENT AND THE HOLDERS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. THE PLEDGOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

     (iii) THE PLEDGOR AGREES THAT THE COLLATERAL AGENT SHALL, IN ITS OWN NAME OR IN THE NAME AND ON BEHALF OF ANY HOLDER, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE PLEDGOR OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT. THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE COLLATERAL AGENT. THE PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE COLLATERAL AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

     (iv) THE PLEDGOR, THE COLLATERAL AGENT AND THE HOLDERS EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER GROUNDED IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     (v) THE PLEDGOR HEREBY IRREVOCABLY DESIGNATES CT CORPORATION AS THE DESIGNEE, APPOINTEE AND AGENT OF THE PLEDGOR TO RECEIVE, FOR AND ON BEHALF OF THE PLEDGOR, SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT. IT IS UNDERSTOOD THAT NOTICE AND A COPY OF SUCH PROCESS SERVED ON SUCH AGENT, WILL BE FORWARDED PROMPTLY TO THE PLEDGOR, BUT THE FAILURE OF THE PLEDGOR TO RECEIVE SUCH NOTICE AND COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR AT ITS ADDRESS SET FORTH IN SECTION 11.02 OF THE INDENTURE, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) BUSINESS DAYS AFTER SUCH MAILING.

     (vi) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY HOLDER OF NOTES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

     (vii) THE PLEDGOR HEREBY AGREES THAT NEITHER THE COLLATERAL AGENT NOR ANY HOLDER OF NOTES SHALL HAVE ANY LIABILITY TO THE PLEDGOR (WHETHER GROUNDED IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNTIL IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE COLLATERAL AGENT OR

SUCH HOLDER OF NOTES, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE COLLATERAL AGENT OR SUCH HOLDER OF NOTES, AS THE CASE MAY BE, CONSTITUT1NG GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     (viii) THE PLEDGOR WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE COLLATERAL AGENT OR ANY HOLDER OF NOTES OF ITS RIGHTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO REPOSSESS THE PLEDGED COLLATED WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE PLEDGED COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS. THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE COLLATERAL AGENT OR ANY HOLDER OF NOTES IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON PLEDGED COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT OR ANY HOLDER OF NOTES, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PAYMENT INJUNCTION THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THE PLEDGOR, THE COLLATERAL AGENT AND THE HOLDERS.

     Section 20.21 ACKNOWLEDGMENTS. The Pledgor hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

     (b) neither the Collateral Agent (other than in its cash management advisory role) nor any Holder of Notes has any fiduciary relationship to the Pledgor, and the relationship between the Collateral Agent and the Holders, on the one hand, and the Pledgor, on the other hand, is solely that of a secured party and a creditor; and

     (c) no joint venture exists among the Holders or among the Pledgor and the Holders.

        IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have each caused this Agreement to be duly executed and delivered as of the date first above written

                                    PLEDGOR:

                                    UNITED INTERNATIONAL HOLDINGS, INC.
                                    a Delaware corporation



                                    By:  /s/   J. Timothy Bryan
                                       -----------------------------------------
                                         J. Timothy Bryan
                                         Chief  Financial Officer


                                    COLLATERAL AGENT:

                                    MORGAN STANLEY & CO. INCORPORATED
                                    Collateral Agent



                                    By:   /s/   James J. Mahon
                                       -----------------------------------------
                                         Name:   James J. Mahon
                                         Title:  Managing Director

                                   SCHEDULE I
                                   ----------
                                 PLEDGED SHARES
                                 --------------

ISSUER               NUMBER OF           SHARE CERTIFICATE      PERCENTAGE OF
------               ---------           -----------------      -------------
                     PLEDGED SHARES      NUMBER                 OUTSTANDING
                     --------------      ------                 -----------

Joint Venture, Inc.   100 Shares         2                      100%

                                    EXHIBIT A

                           FORM OF INTER COMPANY NOTE

                                                              ________ __, 19___

                                                              Denver, Colorado

                                      NOTE


     FOR VALUE RECEIVED, Joint Ventures, Inc., a Colorado corporation (the "Maker"), promises to pay to United International Holdings, Inc., a Delaware corporation (the "Company'), or order, the amount of principal advanced from time to time the Company to such Maker as reflected on the books and records of the Company, together with interest on the unpaid principal amount at a rate per annum equal to [ ]%, from the date of advance to the date of payment. All principal and accrued interest under this Note shall due and payable on demand.

     This Note may be prepaid in whole or in part at any time without penalty or premium.

     The right to plead any and all statutes of limitations as a defense to demand hereunder is hereby waived to the extent permitted by law. The Maker, for itself and its successors assigns, waives presentment, demand, protest and notice thereof or of dishonor, and waives the right to be released by reason of any extension of time or change in the terms of payment or any change, alteration or release of any security given for the payment hereof. The Maker hereby acknowledges that this Note may be pledged by the Company to the Collateral Agent named below.

     This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

                                      JOINT VENTURES, INC.



                                      By: __________________________________
                                          Title:

Pay to the Order of:
Morgan Stanley & Co. Incorporated,
  as Collateral Agent

UNITED INTERNATIONAL HOLDINGS, INC.


By: _______________________________
    Title:


                                       27